EXHIBIT 99.2

[GRAPHIC APPEARS HERE]

PRENTISS

PROPERTIES

TRUST

SUPPLEMENTAL OPERATING & FINANCIAL DATA

For the Quarter Ended December 31, 2003

Where to Get More Information

Prentiss Properties welcomes questions or comments from stockholders, analysts, investment managers, media or any prospective investor. Please address all inquiries to our Investor Relations Department at the following:

By phone
Switchboard	214.654.0886
Investor Relations	214.654.5720

By facsimile	214.350.2437

By e–mail	ir@pplinc.com

By mail	Prentiss Properties Trust
Investor Relations
3890 W. Northwest Hwy.
Suite 400
Dallas, Texas 75220

Web site	www.prentissproperties.com

Tentative Earnings Announcements and Dividend Declarations

	2004 Q1	2004 Q2	2004 Q3	2004 Q4
Earnings Announcements	4/14	7/13	10/13	2/9
Dividend Declarations	3/10	6/9	9/8	12/8

Prentiss Properties Trust

Supplemental Information

4th Quarter 2003

Overview and Highlights
Financial Highlights	1
Calculation of FFO and FAD	2
Calculation of NOI	3
Consolidated Balance Sheets	4
Consolidated Statements of Income	5
Financial Summary of Combined Company	6
Financial Summary of Unconsolidated Joint Ventures	7
Same Store Growth	8
Portfolio Analysis	9
Significant Tenants	10
Industry Diversification	11

Leasing
Leasing Activity Summary	12
Year-To-Date Renewal Analysis	13
Lease Expirations	14-17

Capital Expenditures
Development, Leasing and Capital Expenditure Summary	18
Capital Expenditures	19
Year-To-Date Non-Incremental Leasing Cost Analysis	20
Non-Incremental Leasing Cost Analysis	21
Non-Incremental Leasing Cost Analysis by City	22

Development
Summary of Land Held for Future Development	23

Other Information
Acquisition and Disposition Activity	24
Description and Facts for Properties Acquired	25-29
Summary of Properties Owned and Managed	30
Selected Property Data	31-33
Summary of Financing	34
Return on Invested Capital/Stock Performance	35
Definitions of Non-GAAP Financial Measures	36-38

Financial Highlights

(dollar in thousands, except per share amounts, shares and units in thousands)

	For the Three Months Ended or as of
	12/31/2003	9/30/2003	6/30/2003	3/31/2003	12/31/2002
Financial Information
Assets (consolidated)	2,194,700	2,145,655	2,135,664	2,141,487	2,122,289
Assets (joint ventures)	75,464	76,242	77,097	77,742	90,341
Gross Book Value of Real Estate Assets (consolidated)	2,099,881	2,057,140	2,062,415	2,060,585	2,038,757
Gross Book Value of Real Estate Assets (joint ventures)	94,802	94,801	94,780	94,780	94,781
Unsecured Debt	300,000	247,050	282,500	276,500	231,000
Secured Debt (1)	813,290	847,639	864,187	866,647	867,533
Weighted Average Maturity (years) (2)	4.6	4.8	5.0	5.3	5.5
Total Minority Interest	124,623	124,619	134,134	134,784	136,325
Total Shareholders’ Equity	912,241	884,243	822,950	837,254	844,233

NOI	58,662	56,584	56,595	57,492	57,883
Total Property Revenues (3)	87,314	85,804	87,923	86,841	90,087
Property NOI	56,143	55,558	55,408	53,886	55,978
Property Operating Margin	64.30%	64.75%	63.02%	62.05%	62.14%
Adjusted FFO/Share (4)	$0.77	$0.76	$0.78	$0.79	$0.82

Capitalization
Total Debt (1)	1,113,290	1,094,689	1,146,687	1,143,147	1,098,533

Total Common Shares Outstanding (5)	42,696	41,733	39,161	39,094	38,981
Total Convertible Preferred Shares Outstanding	3,774	3,774	3,774	3,774	3,774
Total OP Units Outstanding	1,475	1,488	1,491	1,495	1,501
Combined Shares and OP Units Outstanding	47,945	46,995	44,426	44,363	44,256
Share Price at Quarter End	$32.99	$31.00	$29.99	$27.10	$28.28
Equity Value of Common and Common Equivalents	1,581,706	1,456,845	1,332,336	1,202,237	1,251,560

Perpetual Preferred Equity (6)	105,000	105,000	105,000	105,000	105,000

Total Market Capitalization	2,799,996	2,656,534	2,584,023	2,450,384	2,455,093
Debt/Total Market Capitalization	39.8%	41.2%	44.4%	46.7%	44.7%

Financial Ratios
Interest Coverage	2.98	2.86	2.85	3.00	3.03
Fixed Charge Coverage	2.71	2.58	2.57	2.69	2.73
Fixed Charge Coverage (including all preferred dividends)	2.47	2.35	2.35	2.45	2.48
Adjusted FFO Pay-out (4)	73.29%	75.72%	72.08%	70.64%	67.98%
FAD Pay-out	115.81%	106.08%	97.26%	83.78%	90.39%
FAD Less Dividends	(3,662)	(1,509)	701	4,810	2,636
ROIC - Annualized NOI / Operating Real Estate	10.70%	10.67%	10.51%	10.65%	11.22%
ROIC - Annualized NOI / (Op. Real Estate + Net Deferred Leasing Cost)	9.84%	9.90%	9.78%	9.91%	10.52%
Annualized NOI / Total Assets (book value before depreciation)	9.34%	9.23%	9.28%	9.44%	9.57%
Debt / Total Assets (book value before depreciation)	44.33%	44.65%	47.00%	46.91%	45.39%
Debt / Annualized NOI	4.74	4.84	5.07	4.97	4.74
(Debt + Perpetual Preferred) / Annualized NOI	5.19	5.30	5.53	5.43	5.20

(1) -	Includes our pro-rata share of joint venture debt.
(2) -	Excludes our line of credit.
(3) -	Includes property revenues from discontinued operations.
(4) -	Adjusted to add back impairment on real estate.
(5) -	Includes 83,047 shares in treasury related to our deferred compensation plan.
(6) -	Includes $10.0 million of mandatorily redeemable preferred units.

Supplemental Operating and		4th Quarter 2003
Financial Data	Prentiss Properties Trust	Page 1

Calculation of FFO and FAD

For Common Shares and Common Share Equivalents

(000s, except per share data)

	Twelve Months Ended		Three Months Ended
	12/31/2003	12/31/2002	12/31/2003	9/30/2003	6/30/2003	3/31/2003	12/31/2002
Funds from Operations (FFO):

Net income	$59,417	$74,281	$21,177	$14,218	$8,512	$15,510	$15,826
Add:
Real estate depreciation and amortization (1)	79,972	73,368	21,524	19,437	19,466	19,545	19,330
Real estate depreciation and amortization of unconsolidated subsidiaries and joint ventures (2)	2,960	3,103	750	739	738	733	746
Minority interests (3)	1,875	2,589	670	448	244	513	528
Adjustments:
(Gain)/loss on sale of property	(4,978)	(8,430)	(7,525)	(85)	3,764	(1,132)	24
FFO applicable to common and common equivalents	$139,246	$144,911	$36,596	$34,757	$32,724	$35,169	$36,454

Impairment losses on real estate	1,792	2,855	—	—	1,792	—	—

Adjusted FFO applicable to common and common equivalents	$141,038	$147,766	$36,596	$34,757	$34,516	$35,169	$36,454

Weighted average common shares, units and common shares equivalents (diluted)	45,533	43,933	47,510	45,746	44,471	44,329	44,313

Adjusted FFO per weighted average shares outstanding (diluted)	$3.10	$3.36	$0.77	$0.76	$0.78	$0.79	$0.82

Funds Available for Distribution (FAD):

Adjusted FFO	$141,038	$147,766	$36,596	$34,757	$34,516	$35,169	$36,454

Adjustments:
Straight-line rent adjustment	(7,946)	(9,408)	(2,438)	(1,558)	(2,063)	(1,887)	(1,691)
FAS 141 adjustment	(390)	—	(5)	(385)	—	—	—
Amortization of deferred financing fees	2,340	1,888	575	692	550	523	532
Capital expenditures	(31,842)	(24,136)	(11,570)	(8,697)	(7,423)	(4,152)	(7,876)

FAD	$103,200	$116,110	$23,158	$24,809	$25,580	$29,653	$27,419
Weighted average common shares, units and common shares equivalents (diluted)	45,533	43,933	47,510	45,746	44,471	44,329	44,313

Dividend per share	$2.240	$2.215	$0.560	$0.560	$0.560	$0.560	$0.560
Total dividend declared (excludes dividend on perpetual preferred)	$102,860	$97,512	$26,820	$26,318	$24,879	$24,843	$24,783

Payout ratio of Adjusted FFO	72.93%	65.99%	73.29%	75.72%	72.08%	70.64%	67.98%
Payout ratio of FAD	99.67%	83.98%	115.81%	106.08%	97.26%	83.78%	90.39%

(1) -	Excludes depreciation and amortization not related to real estate.
(2) -	Represents Prentiss Properties Trust’s proportionate share of real estate depreciation and amortization from joint venture assets.
(3) -	Represents the minority interest attributable to holders of common partnership units. The units are included in the share count.

Supplemental Operating and		4th Quarter 2003
Financial Data	Prentiss Properties Trust	Page 2

Calculation of NOI

(dollars in thousands)

	Twelve Months Ended		Three Months Ended
NOI	12/31/2003	12/31/2002	12/31/2003	9/30/2003	6/30/2003	3/31/2003	12/31/2002
Net income	$59,417	$74,281	$21,177	$14,218	$8,512	$15,510	$15,826
Adjustments:
Interest expense and amortization of financing	72,098	68,913	18,092	18,181	18,248	17,577	17,450
Real estate depreciation and amortization	79,972	73,368	21,524	19,437	19,466	19,545	19,330
Other depreciation and amortization	284	89	11	124	68	81	36
Tax expenses	1,059	—	403	(240)	—	896	—
Minority interests applicable to common units	1,875	2,589	670	448	244	513	528
Minority interests applicable to preferred units	8,448	8,662	1,971	2,159	2,159	2,159	2,159
(Gain)/Loss on sales	(4,978)	(8,430)	(7,525)	(85)	3,764	(1,132)	24
Loss on impairment of discontinued operations	1,792	2,855	—	—	1,792	—	—
Equity in income of joint ventures and unconsolidated subsidiaries	(2,555)	(3,154)	(622)	(595)	(712)	(626)	(962)
Net operating income of unconsolidated subsidiaries	11,921	13,888	2,961	2,937	3,054	2,969	3,492

NOI	$229,333	$233,061	$58,662	$56,584	$56,595	$57,492	$57,883

Supplemental Operating and		4th Quarter 2003
Financial Data	Prentiss Properties Trust	Page 3

Prentiss Properties Trust

Consolidated Balance Sheets

(in thousands, except share and per share amounts)

	12/31/2003	9/30/2003	6/30/2003	3/31/2003	12/31/2002
Assets
Operating real estate:
Land	$325,623	$309,898	$313,621	$312,130	$300,460
Buildings and improvements	1,727,056	1,683,543	1,684,609	1,684,276	1,631,568
Less: accumulated depreciation	(210,944)	(200,034)	(198,194)	(189,539)	(178,792)

Total operating real estate	1,841,735	1,793,407	1,800,036	1,806,867	1,753,236

Construction in progress	—	—	—	—	41,352
Land held for development	47,202	63,699	64,185	64,179	65,377

Deferred charges and other assets, net	207,795	194,484	180,210	174,613	169,373
Notes receivable	15,904	13,354	13,354	13,354	13,354
Receivables, net	47,412	43,137	41,097	41,414	39,024
Cash and cash equivalents	5,945	9,184	7,395	9,500	5,080
Escrowed cash	11,913	11,825	12,551	12,510	10,483
Investments in securities and insurance contracts	2,579	2,239	2,301	4,379	3,927
Investments in joint ventures and unconsolidated subsidiaries	14,215	14,326	14,535	14,671	21,083

Total assets	$2,194,700	$2,145,655	$2,135,664	$2,141,487	$2,122,289

Liabilities and Shareholders’ Equity
Liabilities:
Mortgages and notes payable	$1,029,035	$1,009,596	$1,060,786	$1,056,449	$1,011,027
Interest rate hedges	8,074	11,398	14,855	15,902	16,776
Accounts payable and other liabilities	81,741	77,316	75,896	70,090	79,626
Mandatorily redeemable preferred units	10,000	10,000	—	—	—
Other payables (affiliates)	—	—	—	—	7,355
Distributions payable	28,986	28,483	27,043	27,008	26,947

Total liabilities	1,157,836	1,136,793	1,178,580	1,169,449	1,141,731

Minority interest in operating partnership	123,058	122,974	132,622	133,191	133,649

Minority interest in real estate partnerships	1,565	1,645	1,512	1,593	2,676

Commitments and contingencies

Shareholders’ equity:
Preferred shares $.01 par value, 20,000,000 shares authorized, 3,773,585 shares issued and outstanding	100,000	100,000	100,000	100,000	100,000
Common shares $.01 par value, 100,000,000 shares authorized, 45,772,383 and 43,965,756 (includes 3,159,089 and 4,984,401 in treasury) shares issued and outstanding at December 31, 2003 and December 31, 2002, respectively	458	448	441	441	439
Additional paid-in capital	942,644	913,625	887,300	885,761	882,897
Common shares in treasury, at cost, 3,159,089 and 4,984,401 shares at December 31, 2003 and December 31, 2002, respectively	(78,000)	(77,985)	(120,545)	(118,476)	(118,476)
Unearned compensation	(2,176)	(2,569)	(2,963)	(3,475)	(1,479)
Accumulated other comprehensive income	(7,198)	(10,606)	(13,879)	(15,122)	(15,768)
Retained earnings/(distributions in excess of earnings)	(43,487)	(38,670)	(27,404)	(11,875)	(3,380)

Total shareholders’ equity	912,241	884,243	822,950	837,254	844,233

Total liabilities and shareholders’ equity	$2,194,700	$2,145,655	$2,135,664	$2,141,487	$2,122,289

Supplemental Operating and		4th Quarter 2003
Financial Data	Prentiss Properties Trust	Page 4

Prentiss Properties Trust

Consolidated Statements of Income

(in thousands, except per share amounts)

	Twelve Months Ended		Three Months Ended
	12/30/2003	12/31/2002	12/31/2003	9/30/2003	6/30/2003	3/31/2003	12/31/2002
Revenues:
Rental income	$339,541	$333,574	$87,276	$85,154	$84,203	$82,908	$85,613
Service business and other income	16,816	4,386	4,662	3,552	4,247	4,355	880

	356,357	337,960	91,938	88,706	88,450	87,263	86,493

Expenses:
Property operating and maintenance	88,305	82,893	24,626	21,448	21,163	21,068	23,562
Real estate taxes	34,276	38,420	6,394	8,254	9,733	9,895	8,304
General and administrative and personnel cost	10,988	10,361	2,613	2,747	3,232	2,396	2,652
Expenses of service business	10,513	—	2,914	2,478	2,902	2,219	—
Interest expense	69,814	67,081	17,531	17,503	17,712	17,068	16,932
Amortization of deferred financing costs	2,284	1,832	561	678	536	509	518
Depreciation and amortization	78,193	67,453	21,535	19,561	18,508	18,589	18,016

	294,373	268,040	76,174	72,669	73,786	71,744	69,984

Income from continuing operations before minority interests and equity in income of joint ventures and unconsolidated subsidiaries	61,984	69,920	15,764	16,037	14,664	15,519	16,509

Minority interests	(10,437)	(10,717)	(2,625)	(2,598)	(2,576)	(2,638)	(2,470)
Equity in income of joint ventures and unconsolidated subsidiaries	2,555	3,154	622	595	712	626	962

Income from continuing operations	54,102	62,357	13,761	14,034	12,800	13,507	15,001

Discontinued operations:
Income from discontinued operations including impairment losses	180	3,960	(113)	106	(717)	904	881
Gain/(Loss) from disposition of discontinued operations	(4,457)	8,430	—	85	(4,542)	—	(24)
Minority interest related to discontinued operations	157	(466)	4	(7)	193	(33)	(32)

	(4,120)	11,924	(109)	184	(5,066)	871	825

Income before gain on sale of properties	49,982	74,281	13,652	14,218	7,734	14,378	15,826

Gain on sale of land	9,435	—	7,525	—	778	1,132	—

Net income	59,417	74,281	21,177	14,218	8,512	15,510	15,826
Preferred dividends	(8,452)	(8,358)	(2,113)	(2,113)	(2,113)	(2,113)	(2,113)

Net income applicable to common shareholders	$50,965	$65,923	$19,064	$12,105	$6,399	$13,397	$13,713

Net income per common share - basic	$1.27	$1.72	$0.45	$0.30	$0.16	$0.34	$0.35

Weighted average number of common shares outstanding - basic	40,068	38,409	42,059	40,231	38,996	38,949	38,911

Net income per common share - diluted	$1.27	$1.71	$0.45	$0.30	$0.16	$0.34	$0.35

Weighted average number of common shares and common share equivalents outstanding-diluted	40,270	38,649	42,255	40,484	39,204	39,060	39,038

Supplemental Operating and		4th Quarter 2003
Financial Data	Prentiss Properties Trust	Page 5

Financial Summary of Combined Company

As of and for the Quarter Ended December 31, 2003

(dollars in thousands)

	Prentiss Properties Trust	Real Estate Joint Ventures Total (1)	Total
Results of Operations

Continuing Operations:
Property revenues	$87,276	$3,326	$90,602
Service business and other income	4,662	—	4,662

	91,938	3,326	95,264

Property operating expenses	(31,020)	(365)	(31,385)
G&A and personnel cost	(2,613)	—	(2,613)
Operating expenses of service business	(2,511)	—	(2,511)
Tax expense of service business	(403)	—	(403)
Real estate depreciation and amortization	(21,524)	(750)	(22,274)
Other depreciation and amortization	(11)	—	(11)
Interest expense	(17,531)	(1,575)	(19,106)
Amortization of deferred financing costs	(561)	(14)	(575)
Minority interest of real estate partnerships	20	—	20

Operating Income from Continuing Operations	$15,784	$622	$16,406

Discontinued Operations:
Revenues	$38	$—	$38
Property operating expenses	(151)	—	(151)
Depreciation and amortization	—	—	—

Operating Income from Discontinued Operations	$(113)	$—	$(113)

Net Operating Income	$55,701	$2,961	$58,662

Adjusted FFO Applicable to Common and Common Equivalents	$35,224	$1,372	$36,596

Property NOI (2)	$56,143	$2,961	$59,104

Balance Sheet Information
Real estate book value before depreciation	$2,099,881	$94,802	$2,194,683
Real estate book value after depreciation	$1,888,937	$64,508	$1,953,445
Debt	$1,029,035	$84,255	$1,113,290

(1) -	Further details of our real estate joint ventures are provided on page 7.
(2) -	Property NOI is calculated by deducting property operating expenses from both continuing and discontinued operations from property revenues from both continuing and discontinued operations.

Supplemental Operating and		4th Quarter 2003
Financial Data	Prentiss Properties Trust	Page 6

Financial Summary of Unconsolidated Subsidiaries

As of and for the Quarter Ended December 31, 2003

(dollars in thousands)

	Prentiss Ownership %			100%
	Broadmoor Austin	Tysons International	Real Estate Joint Ventures Total	Broadmoor Austin	Tysons International	Real Estate Joint Ventures Total
	50%	25%
Results of Operations
Rental income before straight-line	$2,647	$806	$3,453	$5,294	$3,224	$8,518
Straight-line adjustment	(131)	3	(128)	(262)	12	(250)
Other income	(1)	2	1	(2)	8	6

Revenues	2,515	811	3,326	5,030	3,244	8,274

Property operating expenses	(101)	(264)	(365)	(202)	(1,056)	(1,258)
Depreciation and amortization	(532)	(218)	(750)	(1,064)	(872)	(1,936)
Interest expense	(1,286)	(289)	(1,575)	(2,572)	(1,156)	(3,728)
Amortization of deferred financing costs	(10)	(4)	(14)	(20)	(16)	(36)

Net income	$586	$36	$622	$1,172	$144	$1,316

Add:
Depreciation	532	218	750

Funds from operations	$1,118	$254	$1,372

Add:
Interest expense	1,286	289	1,575
Amortization of deferred financing costs	10	4	14

NOI	$2,414	$547	$2,961

Balance Sheet Information
Real estate book value	$70,034	$24,768	$94,802	$140,068	$99,071	$239,139
Accumulated depreciation	(26,868)	(3,426)	(30,294)	(53,736)	(13,703)	(67,439)

Real estate book value after depreciation	$43,166	$21,342	$64,508	$86,332	$85,368	$171,700

Assets	$51,667	$23,797	$75,464	$103,334	$95,186	$198,520

Debt (1)	$69,276	$14,979	$84,255	$138,552	$59,914	$198,466

Equity	$(17,996)	$8,553	$(9,442)	$(35,991)	$34,213	$(1,778)

(1) -	All joint venture debt is non-recourse.

Supplemental Operating and		4th Quarter 2003
Financial Data	Prentiss Properties Trust	Page 7

Same Store Growth

(in thousands, except per share amounts)

		Three Months Ended December 31,
		2003	2002
Revenues:
Rental income		$79,377	$83,301
Less:
Straight-line rent adjustment		2,258	1,832
Termination fee income		1,216	731
Management and other fees, net		59	13

		75,962	80,751	-5.9%

Expenses:
Property operating and maintenance		21,825	22,314	-2.2%
Real estate taxes		5,938	8,284	-28.3%

		27,763	30,598	-9.3%

		48,199	50,153	-3.9%

Occupancy		91.5%	92.6%

Properties	114

Square Feet	15,486

Supplemental Operating and		4th Quarter 2003
Financial Data	Prentiss Properties Trust	Page 8

Portfolio Analysis: Operating Properties

	Percentage of EBITDA by Location and Building Type For the Quarter Ended 12/31/03 (1)			Percentage Leased by Location and Building Type at December 31, 2003 (1)			Rentable Square Footage (000s) of Properties by Location and Building Type at December 31, 2003 (1)
	Office	Industrial	Total	Office	Industrial	Total	Office	Industrial	Total	% of Total
Core Markets

Metropolitan Washington, D.C.	30.0%		30.0%	89.5%		89.5%	4,100		4,100	23.1%

Dallas / Fort Worth	17.2%		17.2%	91.9%		91.9%	3,421		3,421	19.3%

Chicago	12.3%	1.0%	13.4%	79.9%	100.0%	84.4%	2,321	682	3,003	16.9%

Austin	12.4%		12.4%	97.5%		97.5%	1,673		1,673	9.4%

San Francisco Bay Area	7.7%		7.7%	97.7%		97.7%	1,007		1,007	5.7%

San Diego	6.4%	1.6%	8.0%	96.0%	95.0%	95.8%	960	359	1,319	7.4%

Sacramento	3.2%		3.2%	93.3%		93.3%	566		566	3.2%

Other Markets

Los Angeles	0.0%	3.0%	3.0%		100.0%	100.0%		1,253	1,253	7.1%

Denver	2.3%		2.3%	86.9%		86.9%	712		712	4.0%

Houston	1.9%		1.9%	80.3%		80.3%	466		466	2.6%

Detroit	0.8%		0.8%	80.2%		80.2%	242		242	1.4%

	94.3%	5.7%	100.0%	90.0%	99.2%	91.2%	15,468	2,294	17,762	100.0%

					Percentage of Total		87.1%	12.9%	100.0%

(1) -	Analysis relates to operating properties owned at the end of the period only.
(2) -	Jointly owned properties are included at Prentiss Properties Trust’s ownership share.

Supplemental Operating and		4th Quarter 2003
Financial Data	Prentiss Properties Trust	Page 9

Significant Tenants

December 31, 2003

Tenants	Number of Properties	Annualized Base Rental Revenue ($000)’s	Percentage of Company Annualized Base Rental Revenue	Square Feet Leased (000)’s	Percentage of Company Leased Sq. Ft.	Month of Lease Expiration (Sq.Ft. in 000’s)
IBM	4	18,576	6%	973	6%	3/06 (169); 1/08 (24); 8/08 (150); 9/09 (163); 3/11 (387); 1/13 (80)
Kaiser Foundation Health Plan	1	7,999	3%	259	2%	5/04 (3); 2/11 (256)
Northrop Grumman Corporation	4	7,036	2%	267	2%	8/07 (61); 3/08 (168); 4/08 (38)
General Services Administration-U.S. Govt	6	5,861	2%	308	2%	1/04 (19); 1/06 (53); 2/06 (19); 2/07 (36); 4/07 (7); 6/09 (26); 9/12 (9); 2/13 (36); 9/13 (103)

Verizon Communications	3	5,392	2%	291	2%	12/04 (101); 4/06 (172); 8/08 (18)
American Management Systems	1	4,908	2%	264	2%	2/11
Computer Associates	1	4,693	2%	228	1%	12/10
Moore North America	1	4,682	2%	257	2%	8/11
AT & T	2	4,637	2%	205	1%	12/05 (38); 4/06 (1); 5/09 (166)
Aspen Systems Corporation	2	4,583	1%	211	1%	6/04 (2); 9/07 (209)
Americredit	1	4,165	1%	238	1%	5/11
Vignette	3	4,120	1%	205	1%	9/05 (58); 5/08 (38); 11/11 (109)
Burlington Resources	1	3,897	1%	199	1%	6/13
World Savings & Loan	1	3,819	1%	148	1%	12/07
Brandes Investments	1	3,808	1%	123	1%	9/11
Exxon Mobil	1	3,790	1%	205	1%	8/04
Thomson Corporation	2	3,671	1%	210	1%	5/11 (82); 7/13 (128)
Sprint Communications	4	3,470	1%	200	1%	7/04 (171); 2/05 (18); 1/06 (11)
National Union Fire Insurance (AIG)	1	3,281	1%	157	1%	2/09
CH2M Hill	2	3,228	1%	118	1%	2/05 (55); 10/10 (63)

Total:		105,616	34%	5,066	31%

Total Company		306,384		16,196

The above table sets forth a schedule of the Company’s 20 largest tenants including subsidiaries for the Operating Properties as of December 31, 2003, based upon annualized base rents. Annualized base rental revenue is based on actual December 2003 billings times 12. For leases whose rent commences after January 1, 2004, annualized base rental revenue is based on the first month’s billing times 12. As annualized base rental revenue is not derived from the historical GAAP results, historical results may differ from those set forth above.

Supplemental Operating and		4th Quarter 2003
Financial Data	Prentiss Properties Trust	Page 10

Industry Diversification

December 31, 2003

Industry Classification	Annualized Base Rental Revenue ($000)’s	Percentage of Company Annualized Base Rental Revenue	Square Feet Leased (000)’s	Percentage of Total Company Leased Sq. Ft.
Computer Systems Design	52,690	17%	2,506	15%
Management / Scientific & Technical	25,930	8%	1,223	8%
Insurance Carriers	20,322	7%	1,034	6%
Broadcasting / Telecommunication	14,970	5%	754	5%
Legal Services	13,682	4%	605	4%
Other Professional - Scientific	12,852	4%	615	4%
Ambulatory Health Care Services	11,960	4%	455	3%
Architectural / Engineering	11,411	4%	482	3%
Information Services / Data Processing	11,112	4%	546	3%
Securities, Commodity / Other	10,746	4%	435	3%
Commercial Banking	9,000	3%	470	3%
Monetary Authority - Central Bank	8,046	3%	314	2%
Real Estate	7,197	2%	356	2%
Computer/Electronic Product Manufacturing	7,018	2%	382	2%
Printing & Related Support	6,118	2%	411	3%
Warehousing / Storage Facilities	5,463	2%	1,066	7%
Accounting / Tax Preparation / Payroll	5,123	2%	218	1%
Oil & Gas Extraction	4,357	1%	269	2%
Food Manufacturing	4,062	1%	264	2%
Specialized Design Services	3,977	1%	213	1%
Food Services / Drinking Places	3,863	1%	178	1%
Petroleum & Coal Products	3,790	1%	205	1%
Chemical Manufacturing	3,502	1%	203	1%
Administration / Support Service	3,079	1%	158	1%
Accommodation	2,782	1%	106	1%
Funds, Trusts & Other Financial	2,696	1%	114	1%
Executive/Legislative/Public Finance	2,537	1%	122	1%
Miscellaneous Manufacturing	2,530	1%	442	3%
Educational Services	2,359	1%	119	1%
Publishing Industries	2,336	1%	122	1%
Bldg, Developing & General Contracting	2,241	1%	91	1%

Other	28,633	9%	1,718	11%

Total:	306,384	100%	16,196	100%

The above table lists the Company’s 30 largest industry classifications based on annualized contractual base rent of the Operating Properties.

The Company’s tenants are classified according to the U.S. Government’s new North American Industrial Classification System (NAICS) which is replacing the Standard Industrial Code (SIC) system.

The above table includes office and industrial properties, with Broadmoor Austin, 8260 Greensboro Drive, and 1676 International Drive listed at their ownership percentage.

Annualized base rental revenue is based on actual December 2003 billings times 12. For leases whose rent commences after January 1, 2004, annualized base rental revenue is based on the first month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Supplemental Operating and		4th Quarter 2003
Financial Data	Prentiss Properties Trust	Page 11

	12/31/03		% Leased at 9/30/03	KSF Leased at 9/30/03	KSF Expiring During Period	Leasing Activity(KSF) :				KSF Leased at 12/31/03	% Leased at 12/31/03	Cash Net Rent / SF		Straight-lined Net Rent /SF		% Increase of SL Net Rent
	KSF	%				Renew	Expand	New	Acquire			Expiring Leases	Leasing Activity	Expiring Leases	Leasing Activity
Office Properties
Oakland Properties	1,007	6%	97%	979	(41)	30	0	16	0	984	98%	$19.75	$15.17	$18.25	$14.92	-18%
Sacramento Properties	566	3%	93%	529	(31)	27	0	3	0	528	93%	$13.38	$10.78	$12.90	$11.17	-13%
San Diego Properties	960	5%	98%	581	(33)	19	4	10	341	922	96%	$21.55	$17.69	$20.50	$19.32	-6%
Chicago Properties	2,321	13%	80%	1,868	(196)	115	2	65	0	1,854	80%	$13.32	$12.15	$12.23	$12.60	3%
Austin Properties	1,673	9%	98%	1,632	(4)	1	2	0	0	1,631	97%	$18.79	$10.64	$18.04	$11.01	-39%
Dallas Properties	2,396	13%	90%	2,177	(41)	24	12	2	0	2,174	91%	$12.35	$10.30	$12.35	$10.61	-14%
Fort Worth Properties	1,025	6%	94%	965	(2)	2	4	0	0	969	95%	$8.64	$9.10	$9.26	$9.46	2%
Northern Virginia Properties	2,839	16%	90%	2,560	(15)	13	9	7	0	2,574	91%	$18.29	$13.77	$17.53	$15.59	-11%
Suburban Maryland	1,261	7%	87%	1,090	(79)	77	4	5	0	1,097	87%	$18.50	$23.77	$17.26	$24.90	44%

Subtotal - Core Markets	14,048	79%	90%	12,381	(442)	308	37	108	341	12,733	91%	$15.77	$14.87	$14.79	$15.54	5%

Denver Properties	712	4%	89%	636	(49)	31	0	1	0	619	87%	$10.82	$5.34	$9.94	$4.89	-51%
Detroit Properties	242	1%	80%	194	(73)	67	0	6	0	194	80%	$20.47	$10.94	$18.74	$13.94	-26%
Houston Properties	466	3%	77%	358	(7)	0	2	21	0	374	80%	$8.60	$8.59	$8.30	$8.19	-1%

Subtotal - Other Markets	1,420	8%	84%	1,188	(129)	98	2	28	0	1,187	84%	$15.92	$9.12	$14.66	$10.64	-27%

Total - Office Properties	15,468	87%	90%	13,569	(571)	406	39	136	341	13,920	90%	$15.80	$13.61	$14.76	$14.46	-2%

Industrial Properties
Los Angeles Properties	1,253	7%	100%	1,253	(117)	117	0	0	0	1,253	100%	$4.99	$4.96	$4.66	$5.17	11%
San Diego Properties	359	2%	99%	357	(79)	2	21	40	0	341	95%	$9.91	$11.78	$9.46	$12.16	29%
Chicago Properties	682	4%	96%	657	(38)	25	25	13	0	682	100%	$3.95	$4.46	$3.95	$4.59	16%

Total - Industrial Props.	2,294	13%	99%	2,267	(234)	144	46	53	0	2,276	99%	$6.00	$6.60	$5.72	$6.83	19%

Total Properties	17,762	100%	91%	15,836	(805)	550	85	189	341	16,196	91%

Notes :	The Leasing Activity Summary reflects activity for all operating properties. Rates for “Expiring Leases” relate to the lease previously occupying the space. “Net Rent” means the fixed base rental amount paid by tenants under the terms of the related lease agreement less any portion of that base rent used by landlord to offset real estate taxes, utility charges, and other operating expenses incurred in connection with the leased space. Square footage shown at Prentiss Properties Trust’s ownership percentage.

Supplemental Operating and		4th Quarter 2003
Financial Data	Prentiss Properties Trust	Page 12

Year-To-Date Renewal Analysis

For the Period Ended December 31, 2003

Percentage of Tenants Retained on a Square Footage Basis	Q1 2003		Q2 2003		Q3 2003		Q4 2003		YTD 2003
	Expiring SF	Renewal Rate	Expiring SF	Renewal Rate	Expiring SF	Renewal Rate	Expiring SF	Renewal Rate	Expiring SF	Renewal Rate
Office	777	60%	573	62%	691	54%	571	73%	2,612	62%

Industrial	47	100%	111	69%	14	93%	234	71%	406	74%

Total	824	62%	684	63%	705	55%	805	72%	3,018	63%

Percentage of Tenants Retained on a Number of Leases Basis	Q1 2003		Q2 2003		Q3 2003		Q4 2003		YTD 2003
	Expiring Leases	Renewal Rate	Expiring Leases	Renewal Rate	Expiring Leases	Renewal Rate	Expiring Leases	Renewal Rate	Expiring Leases	Renewal Rate
Office	67	61%	63	71%	60	65%	67	70%	257	67%

Industrial	2	100%	6	83%	2	50%	8	63%	18	72%

Total	69	62%	69	72%	62	65%	75	69%	275	67%

Notes :	The calculation is based upon the percentage of expiring leases in the appropriate building with a tenant or subtenant being retained in the expiring space or an existing tenant expanding into the expiring space.

Supplemental Operating and		4th Quarter 2003
Financial Data	Prentiss Properties Trust	Page 13

Lease Expirations

From January 1, 2004

Office Properties

		2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	Thereafter
Southwest Office	Square Feet Expiring (000’s)	523	600	629	595	552	696	240	1,016	131	337	448
	Square Feet as a % of NRA	8%	10%	10%	9%	9%	11%	4%	16%	2%	5%	7%
	Annualized Base Rent in Expiring Year (000’s)	$9,081	$11,571	$12,765	$11,078	$9,844	$15,794	$4,029	$21,250	$2,886	$5,783	$7,862
	Annualized Base Rent PSF in Expiring Year	$17.36	$19.29	$20.29	$18.62	$17.83	$22.69	$16.79	$20.92	$22.03	$17.16	$17.55
	Number of Leases Expiring	50	51	47	49	47	24	12	12	4	3	7

Mid-Atlantic Office	Square Feet Expiring (000’s)	565	244	641	556	308	358	367	427	92	7	106
	Square Feet as a % of NRA	14%	6%	16%	14%	8%	9%	9%	10%	2%	0%	3%
	Annualized Base Rent in Expiring Year (000’s)	$12,075	$6,500	$16,617	$14,001	$8,486	$10,016	$9,382	$10,245	$3,013	$206	$2,984
	Annualized Base Rent PSF in Expiring Year	$21.37	$26.64	$25.92	$25.18	$27.55	$27.98	$25.56	$23.99	$32.75	$29.43	$28.15
	Number of Leases Expiring	34	27	40	29	17	16	11	6	3	1	4

Midwest Office	Square Feet Expiring (000’s)	159	157	233	134	115	74	79	376	178	283	260
	Square Feet as a % of NRA	6%	6%	9%	5%	4%	3%	3%	15%	7%	11%	10%
	Annualized Base Rent in Expiring Year (000’s)	$3,864	$3,190	$5,009	$3,413	$2,213	$1,677	$1,715	$9,219	$4,063	$5,650	$6,414
	Annualized Base Rent PSF in Expiring Year	$24.30	$20.32	$21.50	$25.47	$19.24	$22.66	$21.71	$24.52	$22.83	$19.96	$24.67
	Number of Leases Expiring	31	24	24	25	22	11	5	7	9	10	15

Northern California Office	Square Feet Expiring (000’s)	179	155	122	261	157	164	99	312	47	0	16
	Square Feet as a % of NRA	11%	10%	8%	17%	10%	10%	6%	20%	3%	0%	1%
	Annualized Base Rent in Expiring Year (000’s)	$4,269	$4,087	$3,369	$7,292	$4,540	$4,109	$3,302	$10,263	$1,364	$0	$541
	Annualized Base Rent PSF in Expiring Year	$23.85	$26.37	$27.61	$27.94	$28.92	$25.05	$33.35	$32.89	$29.02	$0.00	$33.81
	Number of Leases Expiring	32	22	14	21	12	11	4	1	1	0	1

Southern California Office	Square Feet Expiring (000’s)	169	172	148	116	124	24	33	124	0	12	0
	Square Feet as a % of NRA	18%	18%	15%	12%	13%	3%	3%	13%	0%	1%	0%
	Annualized Base Rent in Expiring Year (000’s)	$4,277	$4,551	$3,710	$3,051	$3,412	$744	$1,219	$4,311	$0	$469	$0
	Annualized Base Rent PSF in Expiring Year	$25.31	$26.46	$25.07	$26.30	$27.52	$31.00	$36.94	$34.77	$0.00	$39.08	$0.00
	Number of Leases Expiring	49	41	31	18	13	2	2	1	0	1	0

Total Office Properties	Square Feet Expiring (000’s)	1,595	1,328	1,773	1,662	1,256	1,316	818	2,255	448	639	830
	Square Feet as a % of NRA	10%	9%	11%	11%	8%	9%	5%	15%	3%	4%	5%
	Annualized Base Rent in Expiring Year (000’s)	$33,566	$29,899	$41,470	$38,835	$28,495	$32,340	$19,647	$55,288	$11,326	$12,108	$17,801
	Annualized Base Rent PSF in Expiring Year	$21.04	$22.51	$23.39	$23.37	$22.69	$24.57	$24.02	$24.52	$25.28	$18.95	$21.45
	Number of Leases Expiring	196	165	156	142	111	64	34	27	17	15	27

Note:	“Base Rent” means the fixed base rental amount paid by tenants under the terms of the related lease agreement. Base Rent may or may not include payments on account of base year real estate taxes, utility charges, and other operating expenses, according to the terms of the specific lease.

Note:	The above schedule represents remaining leasing exposure (expiring space with no signed lease to take the place of the expiring lease).

Supplemental Operating and		4th Quarter 2003
Financial Data	Prentiss Properties Trust	Page 14

Lease Expirations

From January 1, 2004

Industrial Properties

		2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	Thereafter
Midwest Industrial	Square Feet Expiring (000’s)	136	0	201	28	267	50	0	0	0	0	0
	Square Feet as a % of NRA	20%	0%	29%	4%	39%	7%	0%	0%	0%	0%	0%
	Annualized Base Rent in Expiring Year (000’s)	$534	$0	$703	$165	$988	$262	$0	$0	$0	$0	$0
	Annualized Base Rent PSF in Expiring Year	$3.93	$0.00	$3.50	$5.89	$3.70	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	Number of Leases Expiring	2	0	2	2	1	1	0	0	0	0	0

Southern California Industrial	Square Feet Expiring (000’s)	396	381	101	429	184	103	0	0	0	0	0
	Square Feet as a % of NRA	25%	24%	6%	27%	11%	6%	0%	0%	0%	0%	0%
	Annualized Base Rent in Expiring Year (000’s)	$2,474	$3,127	$1,273	$2,962	$1,403	$817	$0	$0	$0	$0	$0
	Annualized Base Rent PSF in Expiring Year	$6.25	$8.21	$12.60	$6.90	$7.63	$7.93	$0.00	$0.00	$0.00	$0.00	$0.00
	Number of Leases Expiring	20	13	5	6	4	3	0	0	0	0	0

Total Industrial Properties	Square Feet Expiring (000’s)	532	381	302	457	451	153	0	0	0	0	0
	Square Feet as a % of NRA	23%	17%	13%	20%	20%	7%	0%	0%	0%	0%	0%
	Annualized Base Rent in Expiring Year (000’s)	3,008	3,127	1,976	3,127	2,391	1,079	0	0	0	0	0
	Annualized Base Rent PSF in Expiring Year	$5.65	$8.21	$6.54	$6.84	$5.30	$7.05	$0.00	$0.00	$0.00	$0.00	$0.00
	Number of Leases Expiring	22	13	7	8	5	4	0	0	0	0	0

Note:	“Base Rent” means the fixed base rental amount paid by tenants under the terms of the related lease agreement. Base Rent may or may not include payments on account of base year real estate taxes, utility charges, and other operating expenses, according to the terms of the specific lease.

Note:	The above schedule represents remaining leasing exposure (expiring space with no signed lease to take the place of the expiring lease).

Supplemental Operating and		4th Quarter 2003
Financial Data	Prentiss Properties Trust	Page 15

Lease Expirations for the Next Four Quarters

From January 1, 2004

Office Properties

		Qtr 1 2004	Qtr 2 2004	Qtr 3 2004	Qtr 4 2004	Total
Southwest Office	Square Feet Expiring (000’s)	59	66	291	107	523
	Square Feet as a % of NRA	1%	1%	5%	2%	8%
	Annualized Base Rent in Expiring Year (000’s)	$945	$1,357	$4,655	$2,124	$9,081
	Annualized Base Rent PSF in Expiring Year	$16.02	$20.56	$16.00	$19.85	$17.36
	Number of Leases Expiring	12	11	12	15	50

Mid-Atlantic Office	Square Feet Expiring (000’s)	32	24	242	267	565
	Square Feet as a % of NRA	1%	1%	6%	7%	14%
	Annualized Base Rent in Expiring Year (000’s)	$826	$591	$4,593	$6,065	$12,075
	Annualized Base Rent PSF in Expiring Year	$25.81	$24.63	$18.98	$22.72	$21.37
	Number of Leases Expiring	5	5	9	15	34

Midwest Office	Square Feet Expiring (000’s)	46	41	52	20	159
	Square Feet as a % of NRA	2%	2%	2%	1%	6%
	Annualized Base Rent in Expiring Year (000’s)	$988	$1,102	$1,418	$356	$3,864
	Annualized Base Rent PSF in Expiring Year	$21.48	$26.88	$27.27	$17.80	$24.30
	Number of Leases Expiring	9	6	8	8	31

Northern California Office	Square Feet Expiring (000’s)	55	57	32	35	179
	Square Feet as a % of NRA	3%	4%	2%	2%	11%
	Annualized Base Rent in Expiring Year (000’s)	$1,261	$1,247	$713	$1,048	$4,269
	Annualized Base Rent PSF in Expiring Year	$22.93	$21.88	$22.28	$29.94	$23.85
	Number of Leases Expiring	10	9	4	9	32

Southern California Office	Square Feet Expiring (000’s)	24	45	35	65	169
	Square Feet as a % of NRA	3%	5%	4%	7%	18%
	Annualized Base Rent in Expiring Year (000’s)	$578	$1,189	$906	$1,604	$4,277
	Annualized Base Rent PSF in Expiring Year	$24.08	$26.42	$25.89	$24.68	$25.31
	Number of Leases Expiring	9	13	12	15	49

Total Office Properties	Square Feet Expiring (000’s)	216	233	652	494	1,595
	Square Feet as a % of NRA	1%	2%	4%	3%	10%
	Annualized Base Rent in Expiring Year (000’s)	$4,598	$5,486	$12,285	$11,197	$33,566
	Annualized Base Rent PSF in Expiring Year	$21.29	$23.55	$18.84	$22.67	$21.04
	Number of Leases Expiring	45	44	45	62	196

Note:	“Base Rent” means the fixed base rental amount paid by tenants under the terms of the related lease agreement. Base Rent may or may not include payments on account of base year real estate taxes, utility charges, and other operating expenses, according to the terms of the specific lease.

Note:	The above schedule represents remaining leasing exposure (expiring space with no signed lease to take the place of the expiring lease).

Supplemental Operating and		4th Quarter 2003
Financial Data	Prentiss Properties Trust	Page 16

Lease Expirations for the Next Four Quarters

From January 1, 2004

Industrial Properties

		Qtr 1 2004	Qtr 2 2004	Qtr 3 2004	Qtr 4 2004	Total
Midwest Industrial	Square Feet Expiring (000’s)	26	0	0	110	136
	Square Feet as a % of NRA	4%	0%	0%	16%	20%
	Annualized Base Rent in Expiring Year (000’s)	$149	$0	$0	$385	$534
	Annualized Base Rent PSF in Expiring Year	$5.73	$0.00	$0.00	$3.50	$3.93
	Number of Leases Expiring	1	0	0	1	2

Southern California Industrial	Square Feet Expiring (000’s)	8	58	281	49	396
	Square Feet as a % of NRA	0%	4%	17%	3%	25%
	Annualized Base Rent in Expiring Year (000’s)	$80	$363	$1,714	$317	$2,474
	Annualized Base Rent PSF in Expiring Year	$10.00	$6.26	$6.10	$6.47	$6.25
	Number of Leases Expiring	4	5	8	3	20

Total Industrial Properties	Square Feet Expiring (000’s)	34	58	281	159	532
	Square Feet as a % of NRA	1%	3%	12%	7%	23%
	Annualized Base Rent in Expiring Year (000’s)	229	363	1,714	702	$3,008
	Annualized Base Rent PSF in Expiring Year	$6.74	$6.26	$6.10	$4.42	$5.65
	Number of Leases Expiring	5	5	8	4	22

Note:	“Base Rent” means the fixed base rental amount paid by tenants under the terms of the related lease agreement. Base Rent may or may not include payments on account of base year real estate taxes, utility charges, and other operating expenses, according to the terms of the specific lease.

Note:	The above schedule represents remaining leasing exposure (expiring space with no signed lease to take the place of the expiring lease).

Supplemental Operating and		4th Quarter 2003
Financial Data	Prentiss Properties Trust	Page 17

Development, Leasing and

Capital Expenditures Summary

	(000s) For the Three Months Ended
	12/31/2003	9/30/2003	6/30/2003	3/31/2003	12/31/2002
Development (1)	$4,615	$103	$386	$1,299	$4,321
Re-development (2)	1,319	592	1,427	1,262	1,833

Subtotal Developments	5,934	695	1,813	2,561	6,154

Incremental Leasing Costs (3)	972	497	285	—	135
Incremental Capital Expenditures (4)	1,204	52	266	148	1,018

Subtotal Incremental	2,176	549	551	148	1,153

Non-incremental Leasing Costs (5)	10,370	8,275	6,391	3,160	6,065
Non-incremental Capital Expenditures (5)	1,200	396	1,028	991	1,811

Subtotal Non-Incremental	11,570	8,671	7,419	4,151	7,876

Total Capital Expenditures	$19,680	$9,915	$9,783	$6,860	$15,183

(1)	Development includes all new construction costs related to base building and all costs associated with leasing these new properties.
(2)	Redevelopment costs are related to 123 North Wacker and Park West at Dulles. We classify projects as redevelopments if we make substantial improvements to the property, which change the character of the asset and result in development type returns on capital. Since our IPO, 123 North Wacker and Park West at Dulles are the only redevelopments we have done.
(3)	Incremental Leasing Costs include costs to lease any shell space in our developments after they have been moved to our operating portfolio. Incremental Leasing Costs also include costs to lease shell or vacant space acquired by acquisition or any spaces within our operating portfolio that have been vacant for more than 12 consecutive months.
(4)	Incremental Capital Expenditures include costs incurred to expand rentable square footage in a project or are capital improvements that we identified as necessary at the time of acquisition and are then completed as soon as practicable and possible after acquisition.
(5)	Non-incremental leasing costs are all leasing costs that are not incremental leasing costs. All capital expenditures that are not incremental capital expenditures are non-incremental capital expenditures.

Supplemental Operating and		4th Quarter 2003
Financial Data	Prentiss Properties Trust	Page 18

Capital Expenditures Detail

For the Quarter Ended December 31, 2003

(000s)

Non-Incremental

	Common Area	Landscaping & Parking Lot	Base Building (1)	Roofing (1)	Other	Total
Office	$212	$264	$373	$269	$63	$1,181
Industrial	1	—	(3)	(2)	23	19

Total	$213	$264	$370	$267	$86	$1,200

Incremental

	Common Area	Landscaping & Parking Lot	Base Building	Roofing	Other	Total
Office	$420	$139	$512	$0	$133	$1,204
Industrial	—	—	—	—	—	—

Total	$420	$139	$512	$0	$133	$1,204

(1)	Negative amounts result from the reimbursement of previously capitalized expenditures.

Supplemental Operating and		4th Quarter 2003
Financial Data	Prentiss Properties Trust	Page 19

Year-To-Date Non-Incremental Leasing Cost Analysis

For the Period Ended December 31, 2003

Office	Q1 2003			Q2 2003			Q3 2003			Q4 2003			Total 2003
		Leasing Cost /Sq Ft			Leasing Cost /Sq Ft			Leasing Cost /Sq Ft			Leasing Cost /Sq Ft			Leasing Cost /Sq Ft
	KSF	for Term	per Year	KSF	for Term	per Year	KSF	for Term	per Year	KSF	for Term	per Year	KSF	for Term	per Year
Renewals	445	$6.63	$1.11	277	$10.14	$1.86	372	$23.33	$2.97	406	$13.62	$2.18	1,500	$13.31	$2.00
Expansions	23	$13.77	$2.28	163	$19.40	$3.86	81	$20.54	$2.85	36	$12.04	$2.17	303	$18.40	$3.27
New Leases	54	$15.86	$3.41	145	$16.52	$3.15	121	$27.05	$3.59	116	$28.12	$3.38	436	$22.45	$3.37

	522	$7.90	$1.35	585	$14.30	$2.71	574	$23.72	$3.08	558	$16.53	$2.49	2,239	$15.78	$2.44

Industrial	Q1 2003			Q2 2003			Q3 2003			Q4 2003			Total 2003
		Leasing Cost /Sq Ft			Leasing Cost /Sq Ft			Leasing Cost /Sq Ft			Leasing Cost /Sq Ft			Leasing Cost /Sq Ft
	KSF	for Term	per Year	KSF	for Term	per Year	KSF	for Term	per Year	KSF	for Term	per Year	KSF	for Term	per Year
Renewals	47	$0.98	$0.20	75	$0.14	$0.14	13	$0.99	$0.99	144	$1.00	$0.29	279	$0.76	$0.27
Expansions	—	$0.00	$0.00	15	$0.12	$0.10	—	$0.00	$0.00	46	$1.23	$0.30	61	$0.96	$0.25
New Leases	—	$0.00	$0.00	33	$2.11	$0.55	12	$1.40	$0.47	53	$4.30	$0.95	98	$3.21	$0.76

	47	$0.98	$0.20	123	$0.67	$0.25	25	$1.19	$0.74	243	$1.77	$0.43	438	$1.34	$0.37

Supplemental Operating and		4th Quarter 2003
Financial Data	Prentiss Properties Trust	Page 20

Non-Incremental Leasing Cost Analysis

For the Quarter Ended December 31, 2003

	Number of Leases	Square Feet	Average Term In Years	Weighted Average TI’s/Commissions		Straight-Lined Net Rent
				Per Sq Ft For Term	Per Sq Ft Per Year
Office
Renewals	44	406,000	6	$13.62	$2.18	$13.15
Expansions	15	36,000	6	$12.04	$2.17	$12.96
New Leases	21	116,000	8	$28.12	$3.38	$13.42

Total	80	558,000	7	$16.53	$2.49	$13.19

Industrial
Renewals	4	144,000	3	$1.00	$0.29	$5.14
Expansions	2	46,000	4	$1.23	$0.30	$8.39
New Leases	2	53,000	5	$4.30	$0.95	$10.07

Total	8	243,000	4	$1.77	$0.43	$6.83

Supplemental Operating and		4th Quarter 2003
Financial Data	Prentiss Properties Trust	Page 21

Non-Incremental Leasing Cost Analysis By City

For the Quarter Ended December 31, 2003

Property	NRA KSF	Renewals					Expansions					New Leases
		No. of Leases	KSF	Ave. Term in Years	Wtd. Ave. TI/Com /SF	S/L Net Rent	No. of Leases	KSF	Ave. Term in Years	Wtd. Ave. TI/Com /SF	S/L Net Rent	No. of Leases	KSF	Ave. Term in Years	Wtd. Ave. TI/Com /SF	S/L Net Rent
Office Properties
Oakland Properties	1,007	5	30	4	$5.74	$14.74	0	0	0	$0.00	$0.00	1	16	11	$34.38	$15.27
Sacramento Properties	566	3	27	6	$2.43	$10.64	0	0	0	$0.00	$0.00	1	3	5	$28.24	$15.95
San Diego Properties	960	6	19	2	$5.44	$20.21	2	4	3	$5.25	$15.26	3	10	5	$18.51	$19.27
Denver Properties	712	2	31	7	$20.43	$4.81	0	0	0	$0.00	$0.00	1	1	2	$8.68	$7.52
Chicago Properties	2,321	14	115	7	$12.44	$11.53	2	2	9	$9.17	$16.89	7	50	9	$35.14	$12.45
Detroit Properties	242	2	67	12	$37.58	$4.37	0	0	0	$0.00	$0.00	2	6	5	$12.17	$21.40
Austin Properties	1,673	1	1	2	$1.80	$7.91	0	0	0	$0.00	$0.00	0	0	0	$0.00	$0.00
Dallas Properties	2,396	3	24	3	$5.57	$10.30	5	12	6	$16.40	$11.39	2	2	2	$5.11	$9.65
Fort Worth Properties	1,025	1	2	5	$12.01	$11.55	2	4	4	$2.98	$8.41	0	0	0	$0.00	$0.00
Houston Properties	466	0	0	0	$0.00	$0.00	1	2	5	$13.17	$9.90	3	21	8	$20.76	$8.03
Northern Virginia Properties	2,839	5	13	6	$15.29	$15.05	1	8	7	$13.40	$14.77	1	7	10	$22.43	$17.97
Suburban Maryland	1,261	2	77	3	$3.23	$25.76	2	4	4	$12.96	$15.90	0	0	0	$0.00	$0.00

Subtotal - Office Properties	15,468	44	406	6	$13.62	$13.15	15	36	6	$12.04	$12.96	21	116	8	$28.12	$13.42

Industrial Properties
Los Angeles Properties	1,253	2	117	3	$1.14	$5.17	0	0	0	$0.00	$0.00	0	0	0	$0.00	$0.00
San Diego Properties	359	1	2	1	$0.44	$8.19	1	21	2	$1.13	$12.60	1	40	5	$5.33	$12.12
Chicago Properties	682	1	25	6	$0.40	$4.76	1	25	6	$1.32	$4.85	1	13	3	$1.14	$3.76

Subtotal - Industrial Properties	2,294	4	144	3	$1.00	$5.14	2	46	4	$1.23	$8.39	2	53	5	$4.30	$10.07

Total Properties	17,762	48	550	6			17	82	5			23	169	7

Note :	Square footage shown at Prentiss’ ownership percentage. Straight-lined Net Rent represents base rent straight-lined over the term of the lease, net of any operating cost recovery portion of base rent.

Supplemental Operating and		4th Quarter 2003
Financial Data	Prentiss Properties Trust	Page 22

Summary of Land Held for Future Development

Quarter Ended December 31, 2003

(in thousands, except acres)

Project	Market	Acres	Buildable Square Feet	Month of Acquisition	Cost Basis (1)	Comments
Land for Office Development
Park West Commerce Center	Dallas/Fort Worth	7.400	160	Jun-97	$1,449	Adjacent to IBM Call Center and Lakeview Center.
Park West C-1	Dallas/Fort Worth	4.700	350	Jun-97	1,851	Adjacent to Park West C-2.
Oakland B Site	San Francisco Bay Area	0.867	300	Mar-98	2,312	Adjacent to World Savings Center in Lake Merritt Financial District.
WestPoint II	Dallas/Fort Worth	5.300	150	Apr-98	2,757	Adjacent to WestPoint I.
Natomas Corporate Center IV	Sacramento	10.933	176	Apr-98	3,482	Within the Natomas Corporate Center office park.
800 Elgin Road	Chicago	see note (2)	N/A	Aug-98	676	Adjacent to the 1800 Sherman Avenue building.
Millennium Center	Dallas/Fort Worth	4.500	89	Sep-98	—	Adjacent to previously developed building. Cost carried by developed bldg.
South Lake at Dulles Corner	Metro. Washington, DC	7.476	265	Dec-00	11,050	Adjacent to Park West at Dulles Corner.
The Park at Barton Creek	Austin	20.630	211	Jun-01	4,845	Located in Southwest Austin nearby Barton Skyway.
Westlake at Dulles Corner II	Metro. Washington, DC	see note (3)	200	Jul-01	1,106	Adjacent to Park West at Dulles Corner.
Del Mar Lots 10 & 11 (see note 4)	San Diego	7.400	154	Jan-02	11,612	Nearby Executive Center Del Mar and Del Mar Gateway.
Two Kaiser Plaza (see note 5)	San Francisco Bay Area	1.025	300	Dec-04	6,062	Adjacent to the Ordway in Lake Merritt Financial District.

Total Land Held for Future Development		70.231	2,355		$47,202

NOTES:	In addition to the land listed above, the Company owns 5.7 acres which can accommodate a 147,000 sf expansion of its 16801 S. Exchange Industrial Property in Chicago
(1) -	The cost basis includes purchase price plus development costs. Interest and carry cost are not capitalized.
(2) -	The company sold/exchanged its interest in the land parcel for $1.0 million in cash and will receive structured parking stalls worth approximately $7.2 million. The cost basis above represents the basis in the parking stalls.
(3) -	Not yet subdivided.
(4) -	Land was purchased through a joint venture with a local partner of which the Company has a 70% interest. Acreage, square feet and cost basis above reflect 100%.
(5) -	Purchase price includes the right to lease spaces in a parking structure.

Supplemental Operating and		4th Quarter 2003
Financial Data	Prentiss Properties Trust	Page 23

Acquisition and Disposition Activity

Rolling Twelve Months Ended December 31, 2003

(in thousands)

	Market	No. of Buildings	Square Feet	Transaction Month	Price
Acquisitions
Park West C3	Dallas/Fort Worth	1	339	Feb-03	$28,000
410 Warrenville	Chicago	1	60	May-03	8,700
Corporate Lakes III	Chicago	1	124	Jun-03	22,200
2291 Wood Oak Drive	Metro. Washington, DC	1	228	Aug-03	51,500
Northern San Diego Portfolio	Carlsbad, CA	7	370	Nov-03	67,000

		11	1,121		$177,400

Dispositions
11811 North Freeway	Houston	1	156	Jun-03	$4,500
Westheimer Central Plaza	Houston	1	183	Jun-03	11,500
Cumberland Office Park	Atlanta	9	644	Jul-03	40,100

		11	983		$56,100

Supplemental Operating and		4th Quarter 2003
Financial Data	Prentiss Properties Trust	Page 24

Camino West Corporate Park

Carlsbad, California

[GRAPHIC APPEARS HERE]

Property Facts

Location:	2035 Corte Del Nogal
Type:	Office
Buildings:	1
Floors:	2
Net Rentable SF:	53,982
Construction:	Concrete tilt-up
Year Developed:	1991
Date Acquired:	November 2003
Purchase Price:	$8,950,500
Condition:	Good
Percentage Leased at 12/31/03:	93%

Property Description and Objectives

Camino West Corporate Park, located in the city of Carlsbad in North San Diego County, consists of one 53,982 square foot Class B office building. This highly desirable submarket is sought out by companies seeking a high quality of life and a central location between Orange County and San Diego. This attractive 2-story, concrete tilt-up building features a natural park-like atmosphere, on-site food services, and shower/locker room facilities. Close proximity to beaches, restaurants, services, and McClellan Palomar Airport make this project an ideal location.

[GRAPHIC APPEARS HERE]

Rent Roll/Major Tenants

Tenant	SF	% of Building
GTE	17,640	32.7%
Student Advantage	9,818	18.2%
National Search	10,101	18.7%
Concepts Worldwide	7,262	13.5%
Other	9,161	16.9%

Supplemental Operating and		4th Quarter 2003
Financial Data	Prentiss Properties Trust	Page 25

Carlsbad Airport Plaza

Carlsbad, California

[GRAPHIC APPEARS HERE]

Property Facts

Location:	Carlsbad, California
Type:	Office
Buildings:	1
Floors:	3
Net Rentable SF:	61,587
Construction:	Steel-frame
Year Developed:	1987
Date Acquired:	November 2003
Purchase Price:	$10,475,027
Condition:	Good
Percentage Leased at 12/31/03:	82%

Property Description and Objectives

Carlsbad Airport Plaza, located in the city of Carlsbad in North San Diego County, consists of one 61,587 square foot Class A office building. This highly desirable submarket is sought out by companies seeking a high quality of life and a central location between Orange County and San Diego. This attractive 3-story, steel-frame building located in the prestigious Carlsbad Research Center has efficient floor plates, extensive glass lines, balconies, and on-site shower/locker room facilities. The recent completion of additional restaurants and services (The Island Retail Center) just a few blocks away, further enhances the desirability of this location.

[GRAPHIC APPEARS HERE]

Rent Roll/Major Tenants

Tenant	SF	% of Building
Pacific Bonding	14,519	23.6%
Career Cast.	6,925	11.2%
Other	40,143	65.2%

Supplemental Operating and		4th Quarter 2003
Financial Data	Prentiss Properties Trust	Page 26

La Place Court

Carlsbad, California

[GRAPHIC APPEARS HERE]

Property Facts

Location:	5900 & 5950 La Place Court
Type:	Office
Buildings:	2
Floors:	3
Net Rentable SF:	80,506
Construction:	Concrete tilt-up
Year Developed:	1988
Date Acquired:	November 2003
Purchase Price:	$13,587,875
Condition:	Good
Percentage Leased at 12/31/03:	90%

Property Description and Objectives

Located in the city of Carlsbad in North San Diego County, La Place Court is situated in the prestigious Carlsbad Research Center adjacent to McClellan Palomar Airport and is just minutes from Interstate 5. The project consists of two 40,253 square foot Class B office buildings. The buildings have a “campus style” effect with an on-site deli, showers and locker rooms, and two-story atrium lobbies. The completion of additional restaurants and services (The Island Retail Center) just a few blocks away further enhances the desirability of this location.

[GRAPHIC APPEARS HERE]

Rent Roll/Major Tenants

Tenant	SF	% of Building
Nexprise	10,107	12.6%
GSA/FBI	6,637	8.2%
First Community Bancorp	17,290	21.5%
Other	46,472	57.7%

Supplemental Operating and		4th Quarter 2003
Financial Data	Prentiss Properties Trust	Page 27

Pacific Ridge Corporate Centre

Carlsbad, California

[GRAPHIC APPEARS HERE]

Property Facts

Location:	5780 & 5790 Fleet Street
Type:	Office
Buildings:	2
Floors:	3
Net Rentable SF:	121,381
Construction:	Steel-frame
Year Developed:	1999
Date Acquired:	November 2003
Purchase Price:	$23,736,598
Condition:	Excellent
Percentage Leased at 12/31/03:	98%

Property Description and Objectives

Pacific Ridge Corporate Centre, located in the city of Carlsbad in North San Diego County, consists of two 60,490 square foot premier Class A office buildings. This highly desirable submarket is sought out by companies seeking a high quality of life and a central location between Orange County and San Diego. These attractive 3-story, steel-frame buildings feature an architecturally distinctive design, spacious lobbies, on-site gym, showers and locker room facilities, ocean views and balconies. Close proximity to beaches, restaurants, services, and McClellan Palomar Airport make this project an ideal location.

[GRAPHIC APPEARS HERE]

Rent Roll/Major Tenants

Tenant	SF	% of Building
Greystone Homes	19,935	16.4%
Kisco	12,830	10.6%
McGraw Hill	31,901	26.3%
Legoland	16,483	13.6%
Other	40,232	33.1%

Supplemental Operating and		4th Quarter 2003
Financial Data	Prentiss Properties Trust	Page 28

Pacific View Plaza

Carlsbad, California

[GRAPHIC APPEARS HERE]

Property Facts

Location:	5973 Avendia Encinas
Type:	Office
Buildings:	1
Floors:	3
Net Rentable SF:	51,695
Construction:	Steel-frame
Year Developed:	1986
Date Acquired:	November 2003
Purchase Price:	$10,250,000
Condition:	Good
Percentage Leased at 12/31/03:	94%

Property Description and Objectives

Pacific View Plaza, located in the city of Carlsbad in North San Diego County, consists of one 51,695 square foot Class A office building. This highly desirable submarket is sought out by companies seeking a high quality of life and a central location between Orange County and San Diego. This attractive 3-story, steel-frame building has ocean views, efficient floor plates, and on-site shower facilities. Close proximity to beaches, restaurants, services, and McClellan Palomar Airport make this project an ideal location.

[GRAPHIC APPEARS HERE]

Rent Roll/Major Tenants

Tenant	SF	% of Building
HI/FN	16,562	32.0%
Real Capital, Inc.	4,278	8.3%
GMS Realty, LLC	12,463	24.1%
Other	18,392	35.6%

Supplemental Operating and		4th Quarter 2003
Financial Data	Prentiss Properties Trust	Page 29

Summary of Properties Owned and Managed

December 31, 2003

	Rentable Square Footage (000s)
	Owned	Managed	Total
Core Markets

Metropolitan Washington, D.C.	4,100	6,276	10,376
Dallas/Fort Worth	3,421	2,161	5,582
Chicago	3,003	5	3,008
Austin	1,673	556	2,229
San Francisco Bay Area	1,007	328	1,335
San Diego	1,319	—	1,319
Sacramento	566	1,140	1,706

Subtotal - Core Markets	15,089	10,466	25,555

Other Markets

Los Angeles	1,253	202	1,455
Houston	466	197	663
Denver	712	188	900
Suburban Detroit	242	1	243

Subtotal - Other Markets	2,673	588	3,261

Total - All Markets	17,762	11,054	28,816

Supplemental Operating and		4th Quarter 2003
Financial Data	Prentiss Properties Trust	Page 30

Selected Property Data

As of December 31, 2003

Operating Properties	Submarket	# of Bldgs.	Rentable SF (000’s)	% Leased	Rent Per SF (2)	# of Leases	Major Tenants (3) :

Office Properties in Core Markets
1676 International Drive (1)	Tysons Corner	1	75	100%	$29.71	5	Bearing Point (59); Shaw Pittman Potts (6)
2411 Dulles Corner Road	Herndon	1	177	97%	$27.18	6	Grumman (130); Lockheed Martin (21)
13825 Sunrise Valley Drive	Herndon	1	104	100%	$30.01	3	Northrup Grumman (64); Federal Network (27)
3130 Fairview Park Drive	Merrifield	1	183	100%	$32.14	4	Lewin Quintiles (102); Microstrategy (78)
3141 Fairview Park Drive	Merrifield	1	192	95%	$28.08	28	World Travel Partners (21); Hewlett Packard (18)
4401 Fair Lakes Court	Fairfax	1	59	73%	$31.15	3	CC Pace Resources (36); Leonard Wolf (5)
6600 Rockledge Drive	Bethesda	1	156	100%	$28.28	3	Host Marriott (102); Crestline Capital (27)
7101 Wisconsin Avenue	Bethesda	1	237	74%	$26.93	32	BDO Seidman (34); URS (36)
8260 Greensboro (1)	Tysons Corner	1	38	95%	$25.84	21	NCI Info Systems (15); DDL Omni Engineering (6)
8521 Leesburg Pike	Tysons Corner	1	145	33%	$28.22	7	Digital Focus (15); Witness Tree (10)
12601 Fair Lakes Circle	Fairfax	1	264	100%	$26.58	1	AMS (264)
Calverton Office Park	Beltsville	3	307	79%	$21.58	14	Verizon (101); FBI (54)
Campus Point	Reston	1	172	100%	$19.47	1	Verizon (172)
Fairmont Building	Bethesda	1	122	95%	$27.43	7	Chevy Chase Bank (60); Gallager (22)
Greenwood Center	Fairfax	1	150	100%	$24.29	10	Mantech Int’l (53); Logicon (32)
Oakwood Center	Fairfax	1	128	96%	$23.64	15	Logicon (41); Oracle (38)
Park West at Dulles	Herndon	1	152	100%	$27.29	2	Deltek Systems, Inc. (80); Perot Systems Corp (70)
Plaza 1900	Tysons Corner	1	203	100%	$23.90	2	AT&T (168); Nat’l Captioning Institute (37)
Research Office Center	North Rockville	3	439	92%	$25.28	12	Aspen (208); BCE (85); Marriott (65)
Computer Associates	Herndon	1	228	100%	$24.77	1	Computer Associates (228)
Willow Oaks I - III	Merrifield	3	569	77%	$20.90	10	Mobil (205); SRA (106)

Metro. Washington, D.C.		27	4,100	89%	$25.31	187

Bachman East & West	Preston Center	2	196	91%	$19.06	18	Prentiss Properties (48); First Worthing (37)
Burnett Plaza	Ft. Worth CBD	1	1,025	95%	$22.33	40	AmeriCredit (238); Burlington Resources (199); GSA/HUD (102); Practitioners Publishing (82); Voyager Indemnity (73); Cantey Hanger (59)
Cottonwood Office Center	Las Colinas	3	164	98%	$15.56	7	Liberty Mutual Life (108); Lexington Service Associates (26)
IBM Call Center	Las Colinas	1	150	100%	$17.58	1	IBM (150)
Lakeview Center	Las Colinas	1	101	100%	$15.40	5	Value Options (62); Aramark Services (13)
Millennium Center	Richardson/ Plano	1	99	100%	$17.48	1	Metro-Optix (99)
Park West C2	Las Colinas	1	349	96%	$27.19	15	IBM (163); Seibel Systems (36)
Park West C3	Las Colinas	1	339	73%	$20.89	18	IBM (104); Summit Alliance (20)
Park West E1	Las Colinas	1	183	100%	$20.31	1	Celanese (183)
Park West E2	Las Colinas	1	201	91%	$18.37	8	Sprint (144); GetThere.com (13)
Walnut Glen Tower	Central Expressway	1	464	91%	$21.15	40	AIG (155); Metro PCS (32)
WestPoint Office Property	Las Colinas	1	150	78%	$23.50	3	GenPass Technologies (79); MedSynergies (27)

Dallas/Fort Worth		15	3,421	92%	$21.17	157

123 North Wacker	West Loop (Chicago CBD)	1	540	88%	$30.93	41	Morton Int’l (79); Meckler Bulger (57)
1717 Deerfield Road	North Suburbs	1	138	79%	$21.83	2	Dade Behring (107); Prentiss (2)
1800 Sherman Avenue	North Suburbs	1	136	77%	$29.41	19	ZS Associates (43); Solucient (24)
701 Warrenville Road	East-West Tollway	1	67	100%	$26.32	9	T-Systems (42); Zenith Insurance (10)
Bannockburn Centre	North Suburbs	1	257	100%	$21.03	1	Moore North America (257)
Corporetum Office Campus	East-West Tollway	5	324	43%	$21.30	21	Ipsco Enterprises (22); Alstom Power (19)
O’Hare Plaza II	O’Hare	1	236	76%	$26.95	20	T-6 Partners (45); Lincoln Financial (25)
One O’Hare Centre	O’Hare	1	380	74%	$30.82	33	First Union (34); Colliers, Bennett (28)
410 Warrenville	East-West Tollway	1	60	100%	$13.48	1	Ikon (60)
Corporate Lakes III	East-West Tollway	1	124	100%	$25.33	3	Unilever (119); GE Polymerland (5)
Salton	North Suburbs	1	59	100%	$28.19	1	Salton, Inc. (59)

Chicago		15	2,321	80%	$26.48	151

Supplemental Operating and		4th Quarter 2003
Financial Data	Prentiss Properties Trust	Page 34

Selected Property Data

As of December 31, 2003

Operating Properties	Submarket	# of Bldgs.	Rentable SF (000’s)	% Leased	Rent Per SF (2)	# of Leases	Major Tenants (3) :
Lake Merritt Tower I	Lake Merritt (Oakland CBD)	1	204	95%	$32.20	9	Health Net (66); CH2MHill (62)
The Ordway	Lake Merritt (Oakland CBD)	1	531	99%	$32.03	51	Kaiser FHP (259); Hansen Perm (51)
World Savings Center	Lake Merritt (Oakland CBD)	1	272	98%	$30.69	17	World Saving & Loan Assoc. (148); Burnham/Brown (48)

San Francisco Bay Area		3	1,007	98%	$31.70	77

Carlsbad Pacific Center I - III	Carlsbad	3	130	96%	$28.00	33	National University (19); HQ Global Workplace (17)
Carlsbad Pacifica	Carlsbad	1	49	100%	$25.51	11	Ocwen Financial (11); UBS PaineWebber (10)
Del Mar Gateway	Del Mar	1	164	100%	$32.45	5	Brandes (123); US Bank (29)
Executive Center Del Mar	Del Mar	2	113	100%	$29.67	16	LF Global (19); Oracle Corp. (16)
Plaza I & II	Carlsbad	2	89	97%	$25.56	20	Camp, Dresser & McKee (22); Mobile Systems (13)
The Campus	Carlsbad	1	45	98%	$23.94	11	Physical Rehab (11); Technology Associates (9)
Camino West Corporate Park	Carlsbad	1	54	93%	$20.95	7	Verizon CA (18), Nat’l Search Assoc. (10)
Carlsbad Airport Plaza	Carlsbad	1	62	82%	$25.24	15	Pacific Bonding Corp (15), Careercast, Inc. (7)
La Place Court	Carlsbad	2	81	90%	$22.34	18	First Community Bank (17); Nexprise, Inc. (10)
Pacific Ridge Corporate Centre	Carlsbad	2	121	98%	$26.54	12	The McGraw-Hill Company (31); Greystone Homes (20)
Pacific View Plaza	Carlsbad	1	52	94%	$25.76	10	HI/FN (17); GMS Realty LLC (12)

San Diego		17	960	96%	$27.06	158

Barton Skyway I	Southwest Austin	1	195	98%	$28.82	11	Intel (123); Blakely, Sokaloff & Zaf (21)
Barton Skyway II	Southwest Austin	1	196	100%	$29.99	3	Billing Concepts/Aptis (76); Landmark Graphics (62); Vignette (58)
Barton Skyway III	Southwest Austin	1	173	100%	$31.23	9	Gray Cary (60); Humana (38)
Barton Skyway IV	Southwest Austin	1	223	100%	$31.25	6	Vignette (110); Oneok, Inc.(54); Synopsis, Inc (45)
Broadmoor Austin (1)	Northwest Austin	7	556	100%	$19.13	2	IBM (556)
Cielo Center	Southwest Austin	3	271	86%	$23.40	35	Partner’s Holdings (42); Arm Inc. (29)
Spyglass Point	Southwest Austin	1	59	100%	$28.98	6	Davis & Wilkerson (30); Keller Williams (12)

Austin		15	1,673	97%	$25.44	72

Natomas Corporate Center	South Natomas	6	566	93%	$23.08	42	Earthlink (95); CH2MHill (55)

Sacramento		6	566	93%	$23.08	42

Subtotal Office Properties in Core Markets		98	14,048	91%	$25.00	844

Office Properties in Other Markets
One Westchase Center	West Loop / Galeria	1	466	80%	$21.71	46	Duke Energy Trading Co. (65); Ranger Insurance Co. (40)

Houston		1	466	80%	$21.71	46

Carrara Place	Southeast Denver	1	235	98%	$17.02	7	Thompson Healthcare (128); American Medical Response (55)
Highland Court	Southeast Denver	1	93	71%	$18.98	10	Veco Engineering (28); TXU (21)
Orchard Place I & II	Southeast Denver	2	105	99%	$20.23	8	Security Title (49); GSA-DOD (19)
PacifiCare Building	Southeast Denver	1	200	78%	$20.95	3	PacfiCare (146); Investment Advisory (8)
Panorama Point	Southeast Denver	1	79	80%	$16.62	3	Western Stone (39); Stanley Consultants (20)

Denver		6	712	87%	$18.81	31

One Northwestern Plaza	Southfield	1	242	80%	$25.86	32	Watson Wyatt (65); Novell (12)

Suburban Detroit		1	242	80%	$25.86	32

Subtotal Office Properties in Other Markets		8	1,420	84%	$20.96	109

Total Office Properties		106	15,468	90%	$24.63	953

Supplemental Operating and		4th Quarter 2003
Financial Data	Prentiss Properties Trust	Page 32

Selected Property Data

As of December 31, 2003

Operating Properties	Submarket	# of Bldgs.	Rentable SF (000’s)	% Leased	Rent Per SF (2)	# of Leases	Major Tenants (3) :
Industrial Properties
Chicago		4	682	100%	$5.61	8	Reliable/Silverline (267); Office Depot (189)
Los Angeles		18	1,253	100%	$6.76	22	Nippon Express (499); Fujitsu-Ten (76)
San Diego		9	359	95%	$14.25	29	24-Hour Fitness (50); AP Labs (45)

Subtotal Industrial Properties in Core Markets		31	2,294	99%	$7.59	59

Total Industrial Properties		31	2,294	99%	$7.59	59

Total Operating Properties		137	17,762	91%		1,012

(1) -	Represents our pro-rata square footage of joint venture assets or our pro-rata share of rents.
(2) -	“Rent” includes annualized base rents, recoveries, and escalations divided by occupied square feet. Rent does not include an straight-line rent adjustment. If currently in free rent period, first cash rent is used.
(3) -	Major Tenants include office tenants greater than 50,000 sf, industrial tenants greater than 150,000 sf or the 2 largest per building.

Supplemental Operating and		4th Quarter 2003
Financial Data	Prentiss Properties Trust	Page 33

Summary of Financing

December 31, 2003

Description	Number of Bldgs. Encumbered	Balance (000s)	Maturity	Interest Rate		Current Debt Service
Collateralized Term Loan (1)	4	70,813	30-Sep-04	LIBOR + 1.500%		Amortizing
Walnut Glen Tower	1	33,545	1-Apr-05	6.92%		Amortizing
Burnett Plaza	1	66,000	9-Jul-05	LIBOR + 1.500%		Interest Only
Highland Court	1	4,488	1-Apr-06	7.27%		Amortizing
Plaza I & II	2	7,052	1-Jan-07	7.75%		Amortizing
PPREFI Portfolio Loan (2)	36	180,100	26-Feb-07	7.58%		Interest Only
Corporetum Office Campus	5	24,679	1-Feb-09	7.02%		Amortizing
Natomas Corporate Center	6	36,069	1-Feb-09	7.02%		Amortizing
7101 Wisconsin Avenue	1	20,386	1-Apr-09	7.25%		Amortizing
Ordway	1	47,969	1-Aug-10	7.95%		Amortizing
1676 International (3)	1	11,031	30-Aug-10	7.68%		Amortizing
8260 Greensboro (3)	1	3,948	30-Aug-10	7.83%		Amortizing
World Savings Center	1	28,496	1-Nov-10	7.91%		Amortizing
Park West C2	1	33,472	10-Nov-10	6.63%		Amortizing
One O’Hare Centre	1	39,735	10-Jan-11	6.80%		Amortizing
3130 Fairview Park Drive	1	22,255	1-Apr-11	7.00%		Amortizing
Broadmoor Austin	7	69,276	10-Apr-11	7.04%		Amortizing
Research Office Center	3	43,960	1-Oct-11	7.64%		Amortizing
Bannockburn Centre	1	26,133	1-Jun-12	8.05%		Amortizing
Del Mar Loan	3	43,883	1-Jun-13	7.41%		Amortizing

Total Properties Encumbered	78	813,290

Unsecured Financing
Line of Credit	N/A	111,000	23-May-05	LIBOR + 1.500%
Unsecured Term Loan - Commerz	N/A	75,000	16-Mar-06	LIBOR + 1.500%
Unsecured Term Loan - EuroHypo	N/A	100,000	22-May-08	LIBOR + 1.375%
Unsecured Term Loan - EuroHypo (II)	N/A	14,000	15-Jul-09	7.46%

Total Financing/Weighted Average Rate		$1,113,290		6.66	% (4)

Total Real Estate Buildings

Percent of Total Real Estate Book Value Encumbered						54%

Counterparty		Notional Amount	Maturity	Effective Fixed Rate		Fair Value (000s)
Societe Generale		50,000	30-Sep-04	7.753%		(1,886)
Bank of America		60,000	30-Sep-04	7.748%		(2,262)
Commerzbank		25,000	10-Jul-05	5.845%		(997)
SunTrust		15,000	11-Jul-05	5.845%		(598)
Fleet National Bank		20,000	1-Mar-06	7.485%		(1,642)
EuroHypo		30,000	1-Mar-06	7.490%		(2,466)
SunTrust		50,000	1-Aug-07	3.645%		1,183
Bank of Montreal		25,000	1-Aug-07	3.652%		585
Bank of America (6)		30,000	30-Sep-08	5.357%		9

Variable to Fixed Interest Rate Swaps (5)		$305,000		6.213%		$(8,074)

(1) -	The Term Loan is collateralized by the following four properties: Willow Oaks I & II (two properties), 8521 Leesburg Pike and IBM Call Center.
(2) -	The PPREFI Loan is collateralized by the following 36 properties: the Los Angeles Industrial properties (18 properties), the Chicago Industrial properties (four properties), the Cottonwood Office Center properties (three properties), Park West E1 and E2 (two properties), One Northwestern Plaza, 3141 Fairview Park Drive, 13825 Sunrise Valley Drive, O’Hare Plaza II, 1717 Deerfield Road, 2411 Dulles Corner Road, 4401 Fair Lakes Court, the Westpoint Office property and the PacifiCare Building.
(3) -	Represents our pro-rata share of joint venture debt.
(4) -	Includes the effect of interest rate swaps, the amortization of interest rate hedge contracts and usage fees on the line of credit.
(5) -	Represents the amount of variable rate debt converted to fixed rate debt.
(6) -	Effective date is 10/1/2004.

Supplemental Operation and		4th Quarter 2003
Financial Data	Prentiss Properties Trust	Page 34

Return on Invested Capital

Our calculation of return on invested capital (ROIC) annualizes current quarter stabilized property NOI (after deducting G & A) and divides the number by book value of stabilized properties before depreciation. Management income, interest income and other non-property income are excluded from the calculation. We believe that this measure is extremely important in evaluating the effectiveness of management’s capital allocation decisions. Studies by various investment banks have demonstrated that we rank very high relative to our office and industrial peers by this measure. The chart below shows our measure of ROIC since the third quarter of 1998.

[GRAPHIC APPEARS HERE]

Stock Performance

A dollar invested in Prentiss Properties at our IPO on October 16, 1996 would be worth $2.72 at December 31, 2003 (including dividends). This compares very favorably to a similar investment in the NAREIT Equity Index which would now be worth $2.31, or in the average return of our peer group (ARI, BDN, CLI, CRE, DRE, EOP, HIW, KRC, LRY and RA) which would now be worth $2.38.

Annual Returns	4Q96(1)	1997	1998	1999	2000	2001	2002	2003
Prentiss	26.6%	18.2%	(14.4)%	3.5%	34.9%	9.7%	11.1%	24.6%
NAREIT	18.9%	20.3%	(17.5)%	(4.6)%	26.4%	13.9%	3.8%	37.1%
Peer Grp Average	17.8%	25.3%	(14.7)%	(0.3)%	32.6%	7.3%	.2%	32.8%

Cumul. Returns	4Q96(1)	1997	1998	1999	2000	2001	2002	2003
Prentiss	$1.27	$1.50	$1.28	$1.32	$1.79	$1.96	$2.18	$2.72
NAREIT	$1.19	$1.43	$1.18	$1.12	$1.42	$1.62	$1.68	$2.31
Peer Grp Average	$1.18	$1.48	$1.26	$1.26	$1.66	$1.78	$1.79	$2.38

(1)	10/16/96 to 12/31/96.
(2)	Value of $1.00 invested on 10/16/96, including dividends.

The market price of our stock was $32.99 per share as of December 31, 2003 and was $34.25 as of the close on February 2, 2004. Based on the December 31, 2003 and the February 2, 2004, closing prices, our dividend represents a yield of approximately 6.8% and 6.5%, respectively.

Supplemental Operating and		4th Quarter 2003
Financial Data	Prentiss Properties Trust	Page 35

Definitions of Non-GAAP Financial Measures

We use non-GAAP financial measures in our filings and other public disclosures. These non-GAAP financial measures are defined below.

Funds from Operations (FFO)

FFO is a widely recognized measure of REIT operating performance. FFO is a non-GAAP financial measure and as defined by the National Association of Real Estate Investment Trusts, means net income, computed in accordance with GAAP excluding extraordinary items, as defined by GAAP, and gains (or losses) from sales of property, plus depreciation and amortization on real estate assets, and after adjustments for unconsolidated partnerships, joint ventures and subsidiaries. We believe that FFO is helpful to investors and our management as a measure of our operating performance because it excludes depreciation and amortization, gains and losses from property dispositions, and extraordinary items, and, as a result, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs, providing perspective not immediately apparent from net income. In addition, we believe that FFO provides useful information to the investment community about our financial performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operating performance of REITs. However, our FFO may not be comparable to FFO reported by other REITs that do not define FFO exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, FFO should be examined in conjunction with net income as presented in our consolidated financial statements and notes thereto. We believe that net income is the most directly comparable GAAP financial measure to FFO. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

FFO does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which are significant economic costs that could materially impact our results of operations.

Adjusted FFO

Adjusted FFO is a non-GAAP financial measure that we define as FFO (as defined above) excluding (adding back) the impact of impairment losses recorded within income from discontinued operations. For real estate companies, an impairment loss, recorded within income from discontinued operations, represents an impairment loss recognized on a property held for sale, and is calculated as the difference between the fair market value of the property, less cost to sell, and the carrying amount of the property, in accordance with Statement of Financial Accounting Standards No. 144 (SFAS No. 144). We believe that Adjusted FFO is helpful to investors and our management as a measure of our operating performance because it excludes these impairment losses that would otherwise have been classified as losses on the sale of real estate, had the property not qualified as held for sale in a period prior to its disposition. We believe that our Adjusted FFO provides useful information to the investment community about our financial performance when compared to other REITs as it eliminates FFO differences caused by the timing and classification within the income statement of real estate related losses. However, our Adjusted FFO may not be comparable to FFO or Adjusted FFO reported by other REITs that do not define FFO or Adjusted FFO exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, Adjusted FFO should be examined in conjunction with net income as presented in our consolidated financial statements and notes thereto. We believe that net income is the most directly comparable GAAP financial measure to Adjusted FFO. Adjusted FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

Like FFO, our Adjusted FFO does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which are significant economic costs that could materially impact our results of operations.

Supplemental Operating and		4th Quarter 2003
Financial Data	Prentiss Properties Trust	Page 36

Funds Available for Distribution (FAD)

FAD is a non-GAAP financial measure that we define as FFO (as defined above) less non-incremental capital expenditures, straight-line rent adjustments, rental income adjustments recognized in accordance with Statement of Financial Accounting Standards No. 141 (SFAS No. 141) and the amortization of financing costs. We believe that FAD is helpful to investors and our management as a measure of the performance of an equity REIT because, along with cash flow from operating activities, financing and investing activities, it provides investors with an indication of our ability to incur and service debt and to fund dividends and other cash needs. Our FAD may not be comparable to FAD reported by other REITs that do not define FAD exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, FAD should be examined in conjunction with net income as presented in our consolidated financial statements and notes thereto.

We believe that net income is the most directly comparable GAAP financial measure to FAD. FAD does not represent cash generated from operating activities in accordance with GAAP and should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

Net Operating Income (NOI)

NOI is a non-GAAP financial measure equal to net income, the most directly comparable GAAP financial measure, plus depreciation and amortization, interest expense, losses from property dispositions, including impairment losses, and extraordinary expense items less gains from property dispositions and extraordinary income items. Our management uses NOI internally as a performance measure and believes NOI is useful to investors as a performance measure because NOI reflects only those income and expense items that are incurred at the property level and is therefore a useful measure for evaluating a property’s performance. Using NOI on a comparative basis, it allows investors to evaluate property level performance to: (a) hold management accountable for maintaining or increasing property level NOI from period to period and (b) compare the operating performance of our properties in a given market with the operating performance of other real estate companies in the same market, and consequently allocate their own investment capital accordingly. Our management uses NOI to evaluate regional property level performance and to make decisions about resource allocations. Investors are able to evaluate whether management has appropriately allocated or re-allocated resources to better performing properties.

Further, we use NOI internally as a performance measure and believe NOI is useful to investors as a performance measure because, when compared year over year, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activity, and general and administrative expenses, on an un-leveraged basis, providing perspective not immediately apparent from net income. NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. Certain items such as interest expense, while included in net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. In addition, it is useful to our management and investors that depreciation and amortization are excluded from NOI because historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time, and, instead, real estate values have historically risen or fallen with market conditions.

NOI presented by us may not be comparable to NOI reported by other REITs that do not define NOI exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements and notes thereto. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

Same Store NOI and Same Store Growth

Same store NOI is similar to property level NOI, but excludes termination fees, which are generally onetime payments that may distort results of operations for comparable periods and straight-line rent adjustments, which eliminates the impact of rental rate increases or decreases from in-place leases. Same

Supplemental Operating and		4th Quarter 2003
Financial Data	Prentiss Properties Trust	Page 37

Store Growth represents the percentage change in property level NOI for properties that have been fully operational for two comparable reporting periods. Same Store Growth allows analysts, investors and management to analyze property operations and evaluate the growth trend of our portfolio. We use Same Store NOI internally as a performance measure and believe Same Store NOI is useful to investors as a performance measure because, when compared period over period, Same Store NOI reflects the impact on operations from trends in occupancy rates, rental rates and operating costs, providing perspective not immediately apparent from net income.

Same Store NOI presented by us may not be comparable to Same Store NOI reported by other REITs that do not define Same Store NOI exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, Same Store NOI should be examined in conjunction with our other performance measures including net income as presented in our consolidated financial statements and notes thereto. Same Store NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

Supplemental Operating and		4th Quarter 2003
Financial Data	Prentiss Properties Trust	Page 38

INVESTOR INFORMATION

Research Coverage

•	AG EDWARDS Dave AuBuchon 314.955.5452	•	GREEN STREET ADVISORS John Lutzius 949.640.8780	•	RAYMOND JAMES Paul Puryear 727.573.3800 x 32253

•	DEUTSCHE BANK Lou Taylor 212.469.4912 Dennis Maloney 212.469.6799	•	LEHMAN BROTHERS David Shulman 212.526.3413 David Harris 212.526.1790	•	Bill Crow 727.573.8963 UBS WARBURG Keith Mills 212.713.3098

•	FRIEDMAN, BILLINGS, RAMSEY & CO. INC. David Loeb 703.469.1289 Gustavo Sarago 703.469.1042	•	MCDONALD INVESTMENTS Anatole Pevnev 216.263.4783 Frank Greywitt 216.443.4795	•	John Kim 212.713.9721 CITIGROUP Jon Litt 212.816.0231

		•	PRUDENTIAL SECURITIES Jim Sullivan 212.778.2515 Jamie Feldman 212.778.1724		Gary Boston 212.816.1383

[GRAPHIC APPEARS HERE]

3890 West Northwest Highway, Suite 400

Dallas, Texas 75220

214.654.0886

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.